UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2004

ARTESIAN RESOURCES CORPORATION

(exact name of registrant as specified in its charter)

Delaware	0-18516	51-0002090

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

664 Churchmans Road, Newark, Delaware	19702

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:      302-453-6900

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Item 12.	Results of Operations and Financial Condition.

On August 2, 2004, Artesian Resources Corporation (the “Company”) issued a press release reporting its financial results for the quarter ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The foregoing information and the information set forth in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION
Date: August 3, 2004	By:	/s/Dian C. Taylor

Dian C. Taylor President, Chief Executive Officer and Chair of the Board

ARTESIAN RESOURCES CORPORATION
Date: August 3, 2004	By:	/s/David B. Spacht

David B. Spacht Vice President, Chief Financial Officer and Treasurer

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INDEX TO EXHIBIT

Exhibit Number	Description

99.1	Press Release dated August 2, 2004